UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

ITRONICS INC.

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                                          Texas                                    33-18582                                75-2198369

                            (State or other jurisdiction                (Commission File                         (IRS Employer

                                of incorporation)                               Number)                                Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada            89509

                   (Address of Principal Executive Offices)                                   Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement

On April 1, 2011 the Company announced a resolution of its litigation with the NIR Group, Ltd. and affiliates. This settlement resulted in the signing of a material definitive agreement as described in Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibits:

99.1 Press release dated April 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: April 7, 2011                                                              By: /S/ John W. Whitney

                                                                                                      John W. Whitney

                                                                                                     President, Treasurer and Director

                                                                                                     (Principal Executive and Financial

                                                                                                     Officer)